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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ___________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  March 19, 2001
                       (Date of earliest event reported)


                           FEDERAL-MOGUL CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                   Michigan
                                   --------
                (State or other jurisdiction of incorporation)



        1-1511                                          38-0533580
        ------                                          ----------
(Commission File Number)                 (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan           48034
------------------------------------------------           -----
(Address of principal executive offices)                 (Zip Code)


                                (248) 354-7700
                                --------------
             (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.        Other Events

On March 15, 2001, Federal-Mogul Corporation executed an Amendment to its Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000. The Amendment is set forth as an Exhibit to this Current Report on Form 8-K.



                                 EXHIBIT INDEX
                                 -------------

4.1 Amendment, dated as of March 15, 2001 to the Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000 among Federal-Mogul Corporation, each Foreign Subsidiary Borrower party thereto, the several banks and other financial institutions from time to time thereto and The Chase Manhattan Bank, as administrative agent.

                                       2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 2001



                              FEDERAL-MOGUL CORPORATION


                              By:       /s/ David M. Sherbin
                                 ----------------------------------
                                    Name:  David M. Sherbin
                                   Title:  Vice President, Deputy
                                           General Counsel and
                                           Secretary

                                       3